[LOGO] Merrill Lynch  Investment Managers

Annual Report

July 31, 2002

Merrill Lynch
Equity Income Fund

www.mlim.ml.com

                        MERRILL LYNCH EQUITY INCOME FUND

Sector Representation as a Percentage of Equities as of July 31, 2002
(unaudited)

A pie graph depicting Sector Representation as a percentage of Equities as of January 31, 2002

Information Technology                                                      1.8%
Utilities                                                                  10.2%
Consumer Discretionary                                                      9.1%
Energy                                                                     10.3%
Industrials                                                                14.5%
Health Care                                                                 5.1%
Consumer Staples                                                           12.9%
Financials                                                                 18.9%
Materials                                                                  13.6%
Telecommunication  Services                                                 3.6%

Portfolio Information as of July 31, 2002 (unaudited)

                                                                      Percent of
Ten Largest Common Stock Holdings                                     Net Assets

Raytheon Company ...................................................     2.7%
Electrolux AB 'B' ..................................................     2.6
The Procter & Gamble Company .......................................     2.3
Diageo PLC .........................................................     1.9
United Technologies Corporation ....................................     1.9
Northrop Grumman Corporation .......................................     1.9
Weyerhaeuser Company ...............................................     1.7
The St. Paul Companies, Inc. .......................................     1.7
The Clorox Company .................................................     1.7
Wells Fargo Company ................................................     1.6

                                 Merrill Lynch Equity Income Fund, July 31, 2002

DEAR SHAREHOLDER

Fiscal Year in Review

For the year ended July 31, 2002, Merrill Lynch Equity Income Fund's Class A, Class B, Class C and Class D Shares had total returns of -9.61%, -10.45%, -10.50% and -9.77%, respectively. While we are disappointed with the absolute decline in the Fund, this performance was significantly better than the total return of -17.24% for the unmanaged Russell 1000 Value Index and the -17.27% average return of Lipper Equity Income Funds for the same period. The Fund's unmanaged benchmark, the Standard & Poor's 500 Index, had a total return of -23.63% for the 12-month period ended July 31, 2002. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3-5 of this report to shareholders.)

The strong relative performance of the Fund during the 12-month period ended July 31, 2002 is largely attributed to our conservative investment position, with below-benchmark exposure to market-sensitive financials, telecommunication services, and the information technology sectors. Late in 2001, we reduced our holdings in the equities of power producers and energy traders that faced both eroding fundamental outlooks, compounded by the trading scandals at Enron Corporation and major market participants. In addition, we reduced the Fund's exposure to the telecommunications sector, including the sale of WorldCom, Inc. These sector allocation decisions were significant factors in the Fund's strong relative performance to the peer group and its benchmark. Similarly, we emphasized investments in the materials sector and industrials, particularly the equities of defense sector companies. These two groups both made positive performance contributions to the Fund throughout most of the year, although they did surrender some of their gains in the brutal market decline in July. Government plans for higher military spending should provide for continued earnings growth over the next two years, although we are closely monitoring our investments since not all companies will benefit in the upcoming transformation process for the military. We have modestly reduced the Fund's exposure to the materials sector. Metals and mining stocks had performed well in anticipation of an economic recovery, and also as a result of capacity consolidation and inventory management during the recent economic slowdown. However, metal prices in general declined over the summer months, and we are concerned that the strong relative performance of the basic materials sector may already discount the expected economic recovery.

The health care and financial sectors offset some of the Fund's relative gains. Our focus on dividend paying stocks had the Fund invested in the pharmaceutical manufacturers. The equities of these stocks were hit by a host of new drug approval delays and manufacturing problems. We were also underweighted in the financial sector, which was negative given the strong performance of the regional banks. Our holdings were concentrated in money center banks and companies with significant asset management operations, businesses that were particularly hard hit in the market downturn. We are working to rebalance our holdings in the financial services sector so that the Fund will participate in an eventual recovery in this sector, yet limit risk of potential credit problems.

The Fund's defensive position, including its maintenance of high cash reserves contributed to strong relative performance relative to the Russell 1000 Value Index and the Lipper Equity Income Fund peer group. We have continued to hold these relative high cash balances as a tactical decision going into the new fiscal year, but we are prepared to move expediently to invest these reserves as the economy shows more consistent signs of growth resuming, especially from the industrial sectors. Strong consumer spending has been the standout factor supporting economic activity through the recession, as automobile sales and new home construction remained at levels that would be more typically seen in periods of normal economic growth. Assisted by interest rates that were at 40-year lows, we are concerned that some of these sales may have pulled demand forward. Therefore, it is critical that a new capital spending cycle emerge that can maintain employment and real wage growth. Recent meetings with management of several of portfolio holdings have not confirmed a resumption of order patterns. We are also concerned that the Philadelphia Federal Reserve manufacturing survey, as well as the most recent Institute for Supply Management Factory Index survey, both have reported results that were below expectations. While these shortfalls could be because of the typically slow summer industrial activity, we believe it is prudent to defer more aggressive investment until we are able to see more favorable confirmation that we are experiencing a sustained recovery. The Dow Jones Industrial Average has gained more than 1,000 points since its July lows, removing the valuation support that we saw developing. If consumer spending should stagnate, we do not believe that there is strong valuation support at current market levels. While we are waiting for better economic signs to emerge, we are working to identify companies that have solid financials, inexpensive valuations and the potential to participate in the eventual economic recovery. We continue to believe that companies paying attractive dividends will gain increasing investor attention in the current low interest rate environment, and that dividend yield may become a more important component of total investment return. There has recently been more attention paid to the importance of dividends and there is even discussion about removing the double taxation of dividends by the press and some members of government. These factors could help to improve the valuations received by the dividend paying companies in our Fund.

As of July 31, 2002, the Fund's portfolio was 85.5% invested in equities as a percentage of net assets and 14.5% in cash equivalents. The Fund's largest overweighted sectors included materials, industrials and consumer staples. The Fund has below-benchmark weightings in consumer discretionary, financials, information technology and telecommunication services.

In Conclusion

We thank you for your investment in Merrill Lynch Equity Income Fund, and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Robert M. Shearer

Robert M. Shearer
Senior Vice President and
Portfolio Manager

September 10, 2002

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


                                     2 & 3

                                 Merrill Lynch Equity Income Fund, July 31, 2002

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the S&P 500 Index. Values are from July 1992 to July 2002:

                           7/92     7/93     7/94     7/95     7/96
ML Equity Income Fund+--
Class A Shares*            $ 9,475  $10,425  $10,673  $12,171  $14,238
ML Equity Income Fund+--
Class B Shares*            $10,000  $10,890  $11,032  $12,446  $14,424

                           7/97     7/98     7/99     7/00     7/01      7/02
ML Equity Income Fund+--
Class A Shares*            $19,993  $22,398  $25,567  $24,432  $26,992   $24,398
ML Equity Income Fund+--
Class B Shares*            $20,035  $22,227  $25,108  $23,755  $25,969   $23,255

                           7/31/92  7/93     7/94     7/95     7/96
S&P 500 Index++            $10,000  $10,873  $11,434  $14,419  $16,808

                           7/97     7/98     7/99     7/00     7/01      7/02
S&P 500 Index++            $25,571  $30,502  $36,664  $39,955  $34,230   $26,142

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index. Values are from October 21, 1994 to July 2002:

                         10/21/94    7/95     7/96     7/97     7/98     7/99
ML Equity Income Fund+--
Class C Shares*          $10,000     $11,330  $13,118  $18,213  $20,209  $22,828
ML Equity Income Fund+--
Class D Shares*          $ 9,475     $10,800  $12,607  $17,649  $19,739  $22,479

                         7/00        7/01     7/02
ML Equity Income Fund+--
Class C Shares*          $21,598     $23,609  $21,130
ML Equity Income Fund+--
Class D Shares*          $21,427     $23,595  $21,290

                         10/31/94**  7/95     7/96     7/97     7/98     7/99
S&P 500 Index++          $10,000     $12,145  $14,157  $21,538  $25,692  $30,883

                         7/00        7/01     7/02
S&P 500 Index++          $33,655     $28,832  $22,020

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + ML Equity Income Fund invests primarily in companies with a continuous record of paying dividends.
++ This unmanaged broad-based Index is comprised of common stocks. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/02                              - 1.35%           - 6.53%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                            + 7.19            + 6.05
--------------------------------------------------------------------------------
Ten Years Ended 6/30/02                             +11.25            +10.65
--------------------------------------------------------------------------------

 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                                   % Return          % Return
                                                 Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/02                              - 2.34%           - 6.06%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                            + 6.12            + 5.86
--------------------------------------------------------------------------------
Ten Years Ended 6/30/02                             +10.12            +10.12
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                   % Return          % Return
                                                 Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/02                              - 2.35%           - 3.28%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                            + 6.09            + 6.09
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/02                +11.47            +11.47
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 6/30/02                              - 1.60%           - 6.77%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                            + 6.93            + 5.78
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/02                +12.35            +11.57
--------------------------------------------------------------------------------

 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Recent Performance Results

                                                                        Ten Years/
                                          6-Month       12-Month     Since Inception
As of July 31, 2002                    Total Return   Total Return     Total Return
====================================================================================
ML Equity Income Fund Class A Shares*     - 8.77%        - 9.61%         +157.52%
------------------------------------------------------------------------------------
ML Equity Income Fund Class B Shares*     - 9.22         -10.45          +132.53
------------------------------------------------------------------------------------
ML Equity Income Fund Class C Shares*     - 9.23         -10.50          +111.26
------------------------------------------------------------------------------------
ML Equity Income Fund Class D Shares*     - 8.89         - 9.77          +124.64
------------------------------------------------------------------------------------
Standard & Poor's 500 Index**             -18.74         -23.63      +161.43/+120.20
====================================================================================

 * Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total return periods are for ten years and from 10/31/94, respectively.


                                     4 & 5

                                 Merrill Lynch Equity Income Fund, July 31, 2002

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                                                  Shares                                                                  Percent of
EUROPE               Industries                    Held                Common Stocks                            Value     Net Assets
====================================================================================================================================
Sweden               Household Durables           286,000    Electrolux AB 'B'                             $  5,278,639         2.6%
                     ---------------------------------------------------------------------------------------------------------------
                                                             Total Investments in Sweden                      5,278,639         2.6
====================================================================================================================================
United Kingdom       Beverages                    325,000    Diageo PLC                                       3,939,868         1.9
                     ---------------------------------------------------------------------------------------------------------------
                     Oil & Gas                     58,000    BP Amoco PLC (ADR) (a)                           2,691,200         1.3
                     ---------------------------------------------------------------------------------------------------------------
                                                             Total Investments in the
                                                             United Kingdom                                   6,631,068         3.2
====================================================================================================================================
                                                             Total Investments in Europe
                                                             (Cost--$8,386,772)                              11,909,707         5.8
====================================================================================================================================
NORTH AMERICA
====================================================================================================================================
Canada               Metals & Mining               77,000    Barrick Gold Corporation                         1,179,640         0.6
                     ---------------------------------------------------------------------------------------------------------------
                     Paper & Forest               150,000    Abitibi-Consolidated Inc.                        1,120,053         0.5
                     Products
                     ---------------------------------------------------------------------------------------------------------------
                                                             Total Investments in Canada                      2,299,693         1.1
====================================================================================================================================
United States        Aerospace & Defense           38,000    General Dynamics Corporation                     3,074,960         1.5
                                                   34,600    Northrop Grumman Corporation                     3,830,220         1.9
                                                  171,000    Raytheon Company                                 5,571,180         2.7
                                                   44,000    Rockwell Collins                                 1,130,800         0.6
                                                   56,000    United Technologies Corporation                  3,892,000         1.9
                                                                                                           ------------       -----
                                                                                                             17,499,160         8.6
                     ---------------------------------------------------------------------------------------------------------------
                     Automobiles                   40,000    Ford Capital Trust II (Preferred)                2,030,000         1.0
                                                   32,000    General Motors Corporation                       1,489,600         0.7
                                                                                                           ------------       -----
                                                                                                              3,519,600         1.7
                     ---------------------------------------------------------------------------------------------------------------
                     Banks                         65,000    The Bank of New York Company, Inc.               2,081,300         1.0
                                                   29,000    SunTrust Banks, Inc.                             1,908,200         0.9
                                                   65,000    Wells Fargo Company                              3,305,900         1.6
                                                                                                           ------------       -----
                                                                                                              7,295,400         3.5
                     ---------------------------------------------------------------------------------------------------------------
                     Beverages                     59,000    The Coca-Cola Company                            2,946,460         1.4
                     ---------------------------------------------------------------------------------------------------------------
                     Chemicals                     29,000    The Dow Chemical Company                           837,230         0.4
                                                   24,000    E.I. du Pont de Nemours and Company              1,005,840         0.5
                                                   17,000    Praxair, Inc.                                      889,100         0.4
                                                   60,000    Rohm and Haas Company                            2,250,000         1.1
                                                                                                           ------------       -----
                                                                                                              4,982,170         2.4
                     ---------------------------------------------------------------------------------------------------------------
                     Computers &                   43,000    International Business Machines
                     Peripherals                             Corporation                                      3,027,200         1.5
                     ---------------------------------------------------------------------------------------------------------------
                     Diversified Financials        30,000    American Express Company                         1,057,800         0.5
                                                   95,000    Citigroup Inc.                                   3,186,300         1.6
                                                   35,000    Freddie Mac                                      2,168,250         1.1
                                                                                                           ------------       -----
                                                                                                              6,412,350         3.2
                     ---------------------------------------------------------------------------------------------------------------
                     Diversified                  126,000    AT&T Corp.                                       1,282,680         0.6
                     Telecommunication             52,000    BellSouth Corporation                            1,396,200         0.7
                     Services                      78,000    SBC Communications Inc.                          2,157,480         1.1
                                                   40,700    Verizon Communications                           1,343,100         0.7
                                                                                                           ------------       -----
                                                                                                              6,179,460         3.1
                     ---------------------------------------------------------------------------------------------------------------
                     Electric Utilities            53,000    Allegheny Energy, Inc.                           1,115,650         0.5
                                                   27,200    American Electric Power Company, Inc.              895,152         0.4
                                                   50,000    Cleco Corporation                                  748,000         0.4
                                                   38,000    Dominion Resources, Inc.                         2,258,720         1.1
                                                   30,000    Duke Energy Corporation                            764,700         0.4
                                                   27,000    FPL Group, Inc.                                  1,529,550         0.8
                                                   32,000    PPL Corporation                                  1,057,600         0.5
                                                   36,300    Public Service Enterprise Group
                                                             Incorporated                                     1,254,165         0.6
                                                   89,200    The Southern Company                             2,567,176         1.3
                                                   51,100    TXU Corp.                                        2,203,943         1.1
                                                                                                           ------------       -----
                                                                                                             14,394,656         7.1
                     ---------------------------------------------------------------------------------------------------------------
                     Electrical Equipment          44,000    Rockwell International Corporation                 814,000         0.4
                     ---------------------------------------------------------------------------------------------------------------
                     Food Products                  1,060    The J.M. Smucker Company                            35,510         0.0
                     ---------------------------------------------------------------------------------------------------------------
                     Gas Utilities                 27,000    El Paso Corporation                                390,150         0.2
                     ---------------------------------------------------------------------------------------------------------------
                     Household Products            88,000    The Clorox Company                               3,388,000         1.7
                                                   45,000    Kimberly-Clark Corporation                       2,747,250         1.4
                                                   53,000    The Procter & Gamble Company                     4,716,470         2.3
                                                                                                           ------------       -----
                                                                                                             10,851,720         5.4
                     ---------------------------------------------------------------------------------------------------------------
                     Industrial                    15,000    3M Co.                                           1,887,450         0.9
                     Conglomerates                 20,100    General Electric Company                           647,220         0.3
                                                                                                           ------------       -----
                                                                                                              2,534,670         1.2
                     ---------------------------------------------------------------------------------------------------------------
                     Insurance                     43,367    American International Group, Inc.               2,772,019         1.4
                                                   60,000    Lincoln National Corporation                     2,201,400         1.1
                                                   46,600    Marsh & McLennan Companies, Inc.                 2,232,140         1.1
                                                   78,600    The Phoenix Companies, Inc.                      1,245,810         0.6
                                                  111,000    The St. Paul Companies, Inc.                     3,464,310         1.7
                                                  100,800   +Travelers Property Casualty Corp. (Class A)      1,643,040         0.8
                                                                                                           ------------       -----
                                                                                                             13,558,719         6.7
                     ---------------------------------------------------------------------------------------------------------------
                     Machinery                     39,000    Caterpillar Inc.                                 1,743,300         0.9
                                                   60,000    Deere & Company                                  2,521,200         1.2
                                                                                                           ------------       -----
                                                                                                              4,264,500         2.1
                     ---------------------------------------------------------------------------------------------------------------
                     Media                         29,000   +General Motors Corporation (Class H)               287,100         0.1
                                                   35,200    The McGraw-Hill Companies, Inc.                  2,201,760         1.1
                                                                                                           ------------       -----
                                                                                                              2,488,860         1.2
                     ---------------------------------------------------------------------------------------------------------------


                                     6 & 7

                                 Merrill Lynch Equity Income Fund, July 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

NORTH AMERICA                                     Shares                                                                  Percent of
(concluded)          Industries                    Held                Common Stocks                            Value     Net Assets
====================================================================================================================================
United States        Metals & Mining               42,900    Alcoa Inc.                                    $  1,160,445         0.6%
(concluded)                                        44,300    Arch Coal, Inc.                                    731,836         0.4
                                                   65,800    CONSOL Energy Inc.                                 921,200         0.5
                                                   45,300    Massey Energy Company                              332,502         0.2
                                                   37,500    Newmont Mining Corporation                         915,000         0.5
                                                                                                           ------------       -----
                                                                                                              4,060,983         2.2
                     ---------------------------------------------------------------------------------------------------------------
                     Multiline Retail              67,000    Family Dollar Stores, Inc.                       2,029,430         1.0
                                                   30,000    Wal-Mart Stores, Inc.                            1,475,400         0.7
                                                                                                           ------------       -----
                                                                                                              3,504,830         1.7
                     ---------------------------------------------------------------------------------------------------------------
                     Oil & Gas                     29,000    Amerada Hess Corporation                         1,983,600         1.0
                                                   29,744    ChevronTexaco Corporation                        2,230,800         1.1
                                                   47,600    Devon Energy Corporation                         1,983,968         1.0
                                                   47,000    EOG Resources, Inc.                              1,611,630         0.8
                                                   78,000    Exxon Mobil Corporation                          2,867,280         1.4
                                                   22,000    Murphy Oil Corporation                           1,829,300         0.9
                                                   54,000    Phillips Petroleum Company                       2,794,500         1.4
                                                                                                           ------------       -----
                                                                                                             15,301,078         7.6
                     ---------------------------------------------------------------------------------------------------------------
                     Paper & Forest                53,000    International Paper Company                      2,110,460         1.0
                     Products                      48,300    MeadWestvaco Corporation                         1,284,297         0.6
                                                   60,000    Weyerhaeuser Company                             3,525,000         1.7
                                                                                                           ------------       -----
                                                                                                              6,919,757         3.3
                     ---------------------------------------------------------------------------------------------------------------
                     Personal Products             50,000    Avon Products, Inc.                              2,313,000         1.1
                     ---------------------------------------------------------------------------------------------------------------
                     Pharmaceuticals               46,000    Abbott Laboratories                              1,904,860         0.9
                                                   52,000    Bristol-Myers Squibb Company                     1,218,360         0.6
                                                   47,900    Johnson & Johnson                                2,538,700         1.2
                                                   26,000    Merck & Co., Inc.                                1,289,600         0.6
                                                   50,000    Wyeth                                            1,995,000         1.0
                                                                                                           ------------       -----
                                                                                                              8,946,520         4.3
                     ---------------------------------------------------------------------------------------------------------------
                     Real Estate                   64,000    CarrAmerica Realty Corporation                   1,760,000         0.9
                                                   28,500    Kimco Realty Corporation                           915,990         0.5
                                                   37,000    Simon Property Group, Inc.                       1,331,630         0.7
                                                  112,000    Taubman Centers, Inc.                            1,659,840         0.8
                                                                                                           ------------       -----
                                                                                                              5,667,460         2.9
                     ---------------------------------------------------------------------------------------------------------------
                     Specialty Retail              60,000    The Limited, Inc.                                1,078,200         0.5
                     ---------------------------------------------------------------------------------------------------------------
                     Tobacco                       50,500    Philip Morris Companies Inc.                     2,325,525         1.1
                     ---------------------------------------------------------------------------------------------------------------
                     Water Utilities               69,000    American Water Works Company, Inc.               3,011,850         1.5
                     ---------------------------------------------------------------------------------------------------------------
                                                             Total Investments in the United States         154,323,788        75.9
====================================================================================================================================
                                                             Total Investments in North America
                                                             (Cost--$150,454,324)                           156,623,481        77.0
====================================================================================================================================
PACIFIC BASIN/ASIA
====================================================================================================================================
Australia            Metals & Mining            1,850,000    M.I.M. Holdings Limited                          1,238,555         0.6
                                                  115,970    Rio Tinto Limited                                2,088,091         1.0
                                                  354,000    WMC Limited                                      1,612,750         0.8
                     ---------------------------------------------------------------------------------------------------------------
                                                             Total Investments in Australia                   4,939,396         2.4
====================================================================================================================================
China                Metals & Mining               30,480    Aluminum Corporation of China
                                                             Limited (ADR) (a)                                  486,766         0.3
                     ---------------------------------------------------------------------------------------------------------------
                                                             Total Investments in China                         486,766         0.3
====================================================================================================================================
                                                             Total Investments in the Pacific
                                                             Basin/Asia (Cost--$5,342,995)                    5,426,162         2.7
====================================================================================================================================

                                                  Face
                                                 Amount              Short-Term Securities
====================================================================================================================================
                     Repurchase               $ 8,182,000    UBS Warburg Corp. LLC, purchased on              8,182,000         4.0
                     Agreements*                             7/31/2002 to yield 1.80% to 8/01/2002
                     ---------------------------------------------------------------------------------------------------------------
                     U.S. Government           21,000,000    Freddie Mac, 1.70% due 8/27/2002                20,973,225        10.3
                     Agency Obligations**
                     ---------------------------------------------------------------------------------------------------------------
                                                             Total Investments in Short-Term
                                                             Securities (Cost--$29,155,225)                  29,155,225        14.3
====================================================================================================================================
                     Total Investments (Cost--$193,339,316)                                                 203,114,575        99.8
                     Other Assets Less Liabilities                                                              305,683         0.2
                                                                                                           ------------       -----
                     Net Assets                                                                            $203,420,258       100.0%
                                                                                                           ============       =====
====================================================================================================================================

(a)   American Depositary Receipts (ADR).
  +   Non-income producing security.
  * Repurchase Agreements are fully collateralized by U.S. Government & Agency Obligations.
 ** Certain U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

      See Notes to Financial Statements.


                                     8 & 9

                                 Merrill Lynch Equity Income Fund, July 31, 2002

STATEMENT OF ASSETS AND LIABILITIES

               As of July 31, 2002
====================================================================================================================
Assets:        Investments, at value (including securities loaned of $14,528,300)
               (identified cost--$193,339,316) .....................................                    $203,114,575
               Investments held as collateral for loaned securities, at value ......                      14,710,000
               Cash ................................................................                           2,830
               Foreign cash (Cost--$65) ............................................                              69
               Receivables:
                  Beneficial interest sold .........................................    $ 1,423,865
                  Dividends ........................................................        320,062
                  Loaned securities ................................................          1,218        1,745,145
                                                                                        -----------
               Prepaid registration fees ...........................................                          32,428
                                                                                                        ------------
               Total assets ........................................................                     219,605,047
                                                                                                        ------------
====================================================================================================================
Liabilities:   Collateral on securities loaned, at value ...........................                      14,710,000
               Payables:
                  Beneficial interest redeemed .....................................        654,563
                  Securities purchased .............................................        514,395
                  Investment adviser ...............................................        111,347
                  Distributor ......................................................         82,396        1,362,701
                                                                                        -----------
               Accrued expenses ....................................................                         112,088
                                                                                                        ------------
               Total liabilities ...................................................                      16,184,789
                                                                                                        ------------
====================================================================================================================
Net Assets:    Net assets ..........................................................                    $203,420,258
                                                                                                        ============
====================================================================================================================
Net Assets     Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:    number of shares authorized .........................................                    $    489,293
               Class B Shares of beneficial interest, $.10 par value, unlimited
               number of shares authorized .........................................                         421,579
               Class C Shares of beneficial interest, $.10 par value, unlimited
               number of shares authorized .........................................                         239,073
               Class D Shares of beneficial interest, $.10 par value, unlimited
               number of shares authorized .........................................                         790,787
               Paid-in capital in excess of par ....................................                     195,503,707
               Undistributed investment income--net ................................    $   101,008
               Accumulated realized capital losses on investments and foreign
               currency transactions--net ..........................................     (3,899,696)
               Unrealized appreciation on investments and foreign currency
               transactions--net ...................................................      9,774,507
                                                                                        -----------
               Total accumulated earnings--net .....................................                       5,975,819
                                                                                                        ------------
               Net assets ..........................................................                    $203,420,258
                                                                                                        ============
====================================================================================================================
Net Asset      Class A--Based on net assets of $51,344,777 and 4,892,925 shares
Value:         of beneficial interest outstanding ..................................                    $      10.49
                                                                                                        ============
               Class B--Based on net assets of $44,371,457 and 4,215,786 shares
               of beneficial interest outstanding ..................................                    $      10.53
                                                                                                        ============
               Class C--Based on net assets of $24,748,433 and 2,390,734 shares
               of beneficial interest outstanding ..................................                    $      10.35
                                                                                                        ============
               Class D--Based on net assets of $82,955,591 and 7,907,866 shares
               of beneficial interest outstanding ..................................                    $      10.49
                                                                                                        ============
====================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                         For the Year Ended July 31, 2002
============================================================================================================================
Investment               Dividends (net of $60,587 foreign withholding tax) .............                       $  4,464,502
Income:                  Interest .......................................................                            612,645
                         Securities lending--net ........................................                             24,292
                                                                                                                ------------
                         Total income ...................................................                          5,101,439
                                                                                                                ------------
============================================================================================================================
Expenses:                Investment advisory fees .......................................     $  1,288,947
                         Account maintenance and distribution fees--Class B .............          488,526
                         Account maintenance fees--Class D ..............................          236,149
                         Account maintenance and distribution fees--Class C .............          205,419
                         Transfer agent fees--Class D ...................................          156,549
                         Accounting services ............................................          122,160
                         Transfer agent fees--Class B ...................................           91,954
                         Transfer agent fees--Class A ...................................           84,012
                         Professional fees ..............................................           72,397
                         Registration fees ..............................................           63,622
                         Trustees' fees and expenses ....................................           50,373
                         Printing and shareholder reports ...............................           40,789
                         Transfer agent fees--Class C ...................................           37,905
                         Custodian fees .................................................           31,473
                         Pricing fees ...................................................            1,919
                         Other ..........................................................           18,165
                                                                                              ------------
                         Total expenses .................................................                          2,990,359
                                                                                                                ------------
                         Investment income--net .........................................                          2,111,080
                                                                                                                ------------
============================================================================================================================
Realized &               Realized loss from:
Unrealized Gain (Loss)      Investments--net ............................................       (3,899,695)
On Investments &            Foreign currency transactions--net ..........................          (54,606)       (3,954,301)
Foreign Currency                                                                              ------------
Transactions--Net:       Change in unrealized appreciation/depreciation on:
                            Investments--net ............................................      (20,881,513)
                            Foreign currency transactions--net ..........................           43,755       (20,837,758)
                                                                                              ------------      ------------
                         Total realized and unrealized loss on investments and foreign
                         currency transactions--net .....................................                        (24,792,059)
                                                                                                                ------------
                         Net Decrease in Net Assets Resulting from Operations ...........                       $(22,680,979)
                                                                                                                ============
============================================================================================================================

            See Notes to Financial Statements.


                                    10 & 11

                                 Merrill Lynch Equity Income Fund, July 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Year Ended
                                                                                                          July 31,
                                                                                              --------------------------------
                       Increase (Decrease) in Net Assets:                                          2002               2001
==============================================================================================================================
Operations:            Investment income--net ...........................................     $   2,111,080      $   1,905,305
                       Realized gain (loss) on investments and foreign currency
                       transactions--net ................................................        (3,954,301)        15,063,350
                       Change in unrealized appreciation/depreciation on investments
                       and foreign currency transactions--net ...........................       (20,837,758)        (2,241,900)
                                                                                              -------------      -------------
                       Net increase (decrease) in net assets resulting from operations ..       (22,680,979)        14,726,755
                                                                                              -------------      -------------
==============================================================================================================================
Dividends &            Investment income--net:
Distributions to          Class A .......................................................          (699,270)          (401,682)
Shareholders:             Class B .......................................................          (172,667)          (267,338)
                          Class C .......................................................          (103,374)           (44,698)
                          Class D .......................................................        (1,062,727)        (1,381,037)
                       Realized gain on investments--net:
                          Class A .......................................................        (1,996,178)        (2,148,996)
                          Class B .......................................................        (2,043,247)        (4,704,368)
                          Class C .......................................................          (688,366)          (470,654)
                          Class D .......................................................        (4,034,415)       (11,030,061)
                                                                                              -------------      -------------
                       Net decrease in net assets resulting from dividends and
                       distributions to shareholders ....................................       (10,800,244)       (20,448,834)
                                                                                              -------------      -------------
==============================================================================================================================
Beneficial Interest    Net increase in net assets derived from beneficial interest
Transactions:          transactions .....................................................        31,863,652         46,545,498
                                                                                              -------------      -------------
==============================================================================================================================
Net Assets:            Total increase (decrease) in net assets ..........................        (1,617,571)        40,823,419
                       Beginning of year ................................................       205,037,829        164,214,410
                                                                                              -------------      -------------
                       End of year* .....................................................     $ 203,420,258      $ 205,037,829
                                                                                              =============      =============
==============================================================================================================================
                      *Undistributed investment income--net .............................     $     101,008      $      82,582
                                                                                              =============      =============
==============================================================================================================================

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have                                     Class A
                   been derived from information provided in the           --------------------------------------------------------
                   financial statements.                                                  For the Year Ended July 31,
                                                                           --------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                   2002         2001        2000        1999        1998
===================================================================================================================================
Per Share          Net asset value, beginning of year ..................   $ 12.30      $ 12.70     $ 14.27     $ 15.36     $ 15.21
Operating                                                                  -------      -------     -------     -------     -------
Performance:       Investment income--net+ .............................       .16          .18         .31         .35         .39
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ..............     (1.30)        1.09        (.94)       1.42        1.37
                                                                           -------      -------     -------     -------     -------
                   Total from investment operations ....................     (1.14)        1.27        (.63)       1.77        1.76
                                                                           -------      -------     -------     -------     -------
                   Less dividends and distributions:
                      Investment income--net ...........................      (.16)        (.21)       (.32)       (.36)       (.39)
                      Realized gain on investments--net ................      (.51)       (1.46)       (.62)      (2.50)      (1.22)
                                                                           -------      -------     -------     -------     -------
                   Total dividends and distributions ...................      (.67)       (1.67)       (.94)      (2.86)      (1.61)
                                                                           -------      -------     -------     -------     -------
                   Net asset value, end of year ........................   $ 10.49      $ 12.30     $ 12.70     $ 14.27     $ 15.36
                                                                           =======      =======     =======     =======     =======
===================================================================================================================================
Total Investment   Based on net asset value per share ..................    (9.61%)      10.48%      (4.44%)     14.15%      12.03%
Return:*                                                                   =======      =======     =======     =======     =======
===================================================================================================================================
Ratios to Average  Expenses ............................................      .95%        1.10%        .95%        .87%        .88%
Net Assets:                                                                =======      =======     =======     =======     =======
                   Investment income--net ..............................     1.42%        1.47%       2.35%       2.50%       2.51%
                                                                           =======      =======     =======     =======     =======
===================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ..............   $51,345      $45,085     $19,114     $25,477     $24,233
Data:                                                                      =======      =======     =======     =======     =======
                   Portfolio turnover ..................................    25.82%       61.08%      32.33%      20.11%      32.66%
                                                                           =======      =======     =======     =======     =======
===================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


                                    12 & 13

                                 Merrill Lynch Equity Income Fund, July 31, 2002

FINANCIAL HIGHLIGHTS (concluded)

                   The following per share data and ratios have                                     Class B
                   been derived from information provided in the           --------------------------------------------------------
                   financial statements.                                                  For the Year Ended July 31,
                                                                           --------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                   2002         2001        2000        1999        1998
===================================================================================================================================
Per Share          Net asset value, beginning of year ..................   $  12.33     $ 12.73     $ 14.29     $ 15.38     $ 15.22
Operating                                                                  --------     -------     -------     -------     -------
Performance:       Investment income--net+ .............................        .05         .07         .18         .21         .23
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ..............      (1.30)       1.07        (.94)       1.41        1.38
                                                                           --------     -------     -------     -------     -------
                   Total from investment operations ....................      (1.25)       1.14        (.76)       1.62        1.61
                                                                           --------     -------     -------     -------     -------
                   Less dividends and distributions:
                      Investment income--net ...........................       (.04)       (.08)       (.18)       (.21)       (.23)
                      Realized gain on investments--net ................       (.51)      (1.46)       (.62)      (2.50)      (1.22)
                                                                           --------     -------     -------     -------     -------
                   Total dividends and distributions ...................       (.55)      (1.54)       (.80)      (2.71)      (1.45)
                                                                           --------     -------     -------     -------     -------
                   Net asset value, end of year ........................   $  10.53     $ 12.33     $ 12.73     $ 14.29     $ 15.38
                                                                           ========     =======     =======     =======     =======
===================================================================================================================================
Total Investment   Based on net asset value per share ..................    (10.45%)      9.32%      (5.39%)     12.96%      10.94%
Return:*                                                                   ========     =======     =======     =======     =======
===================================================================================================================================
Ratios to Average  Expenses ............................................      1.98%       2.11%       1.97%       1.89%       1.90%
Net Assets:                                                                ========     =======     =======     =======     =======
                   Investment income--net ..............................       .40%        .52%       1.35%       1.48%       1.50%
                                                                           ========     =======     =======     =======     =======
===================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ..............   $ 44,371     $49,383     $43,289     $75,330     $73,067
Data:                                                                      ========     =======     =======     =======     =======
                   Portfolio turnover ..................................     25.82%      61.08%      32.33%      20.11%      32.66%
                                                                           ========     =======     =======     =======     =======
===================================================================================================================================

                   The following per share data and ratios have                                     Class C
                   been derived from information provided in the           --------------------------------------------------------
                   financial statements.                                                  For the Year Ended July 31,
                                                                           --------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                   2002         2001        2000        1999        1998
===================================================================================================================================
Per Share          Net asset value, beginning of year ..................   $  12.15     $ 12.58     $ 14.14     $ 15.25     $ 15.11
Operating                                                                  --------     -------     -------     -------     -------
Performance:       Investment income--net+ .............................        .04         .05         .17         .20         .23
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ..............      (1.27)       1.14        (.93)       1.40        1.37
                                                                           --------     -------     -------     -------     -------
                   Total from investment operations ....................      (1.23)       1.19        (.76)       1.60        1.60
                                                                           --------     -------     -------     -------     -------
                   Less dividends and distributions:
                      Investment income--net ...........................       (.06)       (.16)       (.18)       (.21)       (.24)
                      Realized gain on investments--net ................       (.51)      (1.46)       (.62)      (2.50)      (1.22)
                                                                           --------     -------     -------     -------     -------
                   Total dividends and distributions ...................       (.57)      (1.62)       (.80)      (2.71)      (1.46)
                                                                           --------     -------     -------     -------     -------
                   Net asset value, end of year ........................   $  10.35     $ 12.15     $ 12.58     $ 14.14     $ 15.25
                                                                           ========     =======     =======     =======     =======
===================================================================================================================================
Total Investment   Based on net asset value per share ..................    (10.50%)      9.31%      (5.39%)     12.96%      10.96%
Return:*                                                                   ========     =======     =======     =======     =======
===================================================================================================================================
Ratios to Average  Expenses ............................................      1.97%       2.12%       1.98%       1.90%       1.90%
Net Assets:                                                                ========     =======     =======     =======     =======
                   Investment income--net ..............................       .38%        .44%       1.33%       1.45%       1.47%
                                                                           ========     =======     =======     =======     =======
===================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ..............   $ 24,748     $12,961     $ 4,294     $ 5,347     $ 4,379
Data:                                                                      ========     =======     =======     =======     =======
                   Portfolio turnover ..................................     25.82%      61.08%      32.33%      20.11%      32.66%
                                                                           ========     =======     =======     =======     =======
===================================================================================================================================

                   The following per share data and ratios have                                     Class D
                   been derived from information provided in the           --------------------------------------------------------
                   financial statements.                                                  For the Year Ended July 31,
                                                                           --------------------------------------------------------
                   Increase (Decrease) in Net Asset Value:                   2002         2001        2000       1999        1998
===================================================================================================================================
Per Share          Net asset value, beginning of year ..................   $ 12.29      $ 12.70     $ 14.27    $  15.36    $  15.20
Operating                                                                  -------      -------     -------    --------    --------
Performance:       Investment income--net+ .............................       .14          .16         .28         .32         .35
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net ..............     (1.30)        1.07        (.95)       1.41        1.38
                                                                           -------      -------     -------    --------    --------
                   Total from investment operations ....................     (1.16)        1.23        (.67)       1.73        1.73
                                                                           -------      -------     -------    --------    --------
                   Less dividends and distributions:
                      Investment income--net ...........................      (.13)        (.18)       (.28)       (.32)       (.35)
                      Realized gain on investments--net ................      (.51)       (1.46)       (.62)      (2.50)      (1.22)
                                                                           -------      -------     -------    --------    --------
                   Total dividends and distributions ...................      (.64)       (1.64)       (.90)      (2.82)      (1.57)
                                                                           -------      -------     -------    --------    --------
                   Net asset value, end of year ........................   $ 10.49      $ 12.29     $ 12.70    $  14.27    $  15.36
                                                                           =======      =======     =======    ========    ========
===================================================================================================================================
Total Investment   Based on net asset value per share ..................    (9.77%)      10.12%      (4.68%)     13.88%      11.84%
Return:*                                                                   =======      =======     =======    ========    ========
===================================================================================================================================
Ratios to Average  Expenses ............................................     1.20%        1.33%       1.20%       1.12%       1.12%
Net Assets:                                                                =======      =======     =======    ========    ========
                   Investment income--net ..............................     1.18%        1.30%       2.10%       2.26%       2.25%
                                                                           =======      =======     =======    ========    ========
===================================================================================================================================
Supplemental       Net assets, end of year (in thousands) ..............   $82,956      $97,609     $97,517    $127,743    $100,642
Data:                                                                      =======      =======     =======    ========    ========
                   Portfolio turnover ..................................    25.82%       61.08%      32.33%      20.11%      32.66%
                                                                           =======      =======     =======    ========    ========
===================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


                                    14 & 15

                                 Merrill Lynch Equity Income Fund, July 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Equity Income Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write call and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower defaults or in the event of losses on investments made with cash collateral.


                                    16 & 17

                                 Merrill Lynch Equity Income Fund, July 31, 2002

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $54,616 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                    Account         Distribution
                                                Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class B ..................................           .25%               .75%
Class C ..................................           .25%               .75%
Class D ..................................           .25%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                       FAMD              MLPF&S
--------------------------------------------------------------------------------
Class A ...........................................   $  165             $ 2,074
Class D ...........................................   $5,139             $71,819
--------------------------------------------------------------------------------

For the year ended July 31, 2002, MLPF&S received contingent deferred sales charges of $70,781 and $7,287 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of July 31, 2002, the Fund lent securities with a value of $5,864,000 to MLPF&S. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of July 31, 2002, cash collateral of $4,124,190 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $10,585,810 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended July 31, 2002, QA Advisors received $9,003 in securities lending agent fees.

In addition, MLPF&S received $34,460 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended July 31, 2002, the Fund reimbursed MLIM $11,863 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2002 were $64,446,633 and $47,856,304, respectively.

Net realized losses for the year ended July 31, 2002 and net unrealized gains (losses) as of July 31, 2002, were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                                   Losses         Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..................        $(3,899,695)       $ 9,775,259
Foreign currency transactions ..........            (54,606)              (752)
                                                -----------        -----------
Total ..................................        $(3,954,301)       $ 9,774,507
                                                ===========        ===========
--------------------------------------------------------------------------------

As of July 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $9,775,259, of which $26,013,348 related to appreciated securities and $16,238,089 related to depreciated securities. At July 31, 2002, the aggregate cost of investments for Federal income tax purposes was $193,339,316.

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $31,863,652 and $46,545,498 for the years ended July 31, 2002 and July 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2002                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         2,046,510         $ 23,518,909
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................           110,494            1,249,841
                                                ----------         ------------
Total issued ...........................         2,157,004           24,768,750
Shares redeemed ........................          (930,241)         (10,655,432)
                                                ----------         ------------
Net increase ...........................         1,226,763         $ 14,113,318
                                                ==========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2001                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         2,371,741         $ 30,220,810
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................           175,745            2,161,384
                                                ----------         ------------
Total issued ...........................         2,547,486           32,382,194
Shares redeemed ........................          (385,959)          (4,892,404)
                                                ----------         ------------
Net increase ...........................         2,161,527         $ 27,489,790
                                                ==========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2002                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         1,403,382         $ 16,402,610
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................           165,593            1,885,004
                                                ----------         ------------
Total issued ...........................         1,568,975           18,287,614
Automatic conversion of shares .........          (358,334)          (4,208,041)
Shares redeemed ........................        (1,000,382)         (11,482,948)
                                                ----------         ------------
Net increase ...........................           210,259         $  2,596,625
                                                ==========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2001                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         1,507,295         $ 18,900,631
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................           331,136            4,089,182
                                                ----------         ------------
Total issued ...........................         1,838,431           22,989,813
Automatic conversion of shares .........          (373,630)          (4,718,184)
Shares redeemed ........................          (859,808)         (10,998,334)
                                                ----------         ------------
Net increase ...........................           604,993         $  7,273,295
                                                ==========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2002                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         1,563,797         $ 18,173,365
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            64,215              718,856
                                                ----------         ------------
Total issued ...........................         1,628,012           18,892,221
Shares redeemed ........................          (303,999)          (3,407,489)
                                                ----------         ------------
Net increase ...........................         1,324,013         $ 15,484,732
                                                ==========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2001                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................           807,948         $  9,965,771
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            35,031              426,744
                                                ----------         ------------
Total issued ...........................           842,979           10,392,515
Shares redeemed ........................          (117,568)          (1,475,901)
                                                ----------         ------------
Net increase ...........................           725,411         $  8,916,614
                                                ==========         ============
--------------------------------------------------------------------------------


                                    18 & 19

                                 Merrill Lynch Equity Income Fund, July 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 2002                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         1,023,476         $ 11,911,419
Automatic conversion of shares .........           359,206            4,208,041
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................           383,714            4,345,329
                                                ----------         ------------
Total issued ...........................         1,766,396           20,464,789
Shares redeemed ........................        (1,798,991)         (20,795,812)
                                                ----------         ------------
Net decrease ...........................           (32,595)        $   (331,023)
                                                ==========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 2001                                Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................           680,145         $  8,538,123
Automatic conversion of shares .........           374,439            4,718,184
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................           856,884           10,541,374
                                                ----------         ------------
Total issued ...........................         1,911,468           23,797,681
Shares redeemed ........................        (1,650,552)         (20,931,882)
                                                ----------         ------------
Net increase ...........................           260,916         $  2,865,799
                                                ==========         ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended July 31, 2002.

6. Commitments:

At July 31, 2002, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $193,000 and $100, respectively.

7. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended July 31, 2002 and July 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                   7/31/2002          7/31/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $ 2,038,048        $ 2,777,396
  Net long-term capital gains ............          8,762,195         17,671,438
                                                  -----------        -----------
Total taxable distributions ..............        $10,800,243        $20,448,834
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of July 31, 2002, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ......................         $    99,036
Undistributed long-term capital gains--net ..............                  --
                                                                  -----------
Total undistributed earnings--net .......................              99,036
Capital loss carryforward ...............................          (1,211,799)*
Unrealized gains--net ...................................           7,088,582**
                                                                  -----------
Total accumulated earnings--net .........................         $ 5,975,819
                                                                  ===========
--------------------------------------------------------------------------------

 * On July 31, 2002, the Fund had a net capital loss carryforward of $1,211,799, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the unrealized gain (loss) on open section 1256 contracts and the deferral of post-October capital losses for tax purposes.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Equity Income Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Equity Income Fund as of July 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Equity Income Fund as of July 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
September 10, 2002

IMPORTANT TAX INFORMATION (unaudited)

All of the ordinary income distributions paid quarterly by Merrill Lynch Equity Income Fund during its taxable year ended July 31, 2002 qualify for the dividends received deduction for corporations. Additionally, the Fund paid a long-term capital gains distribution of $.509551 per share to shareholders of record on October 10, 2001.

Please retain this information for your records.


                                    20 & 21

                                 Merrill Lynch Equity Income Fund, July 31, 2002

OFFICERS AND TRUSTEES (unaudited)

                                                                                                          Number of
                                                                                                        Portfolios in      Other
                                                  Position(s)    Length                                  Fund Complex  Directorships
                                                     Held        of Time     Principal Occupation(s)     Overseen by      Held by
Name                         Address & Age         with Fund     Served        During Past 5 Years         Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------
          Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*         P.O. Box 9011              President    1999 to       Chairman, Americas          117 Funds         None
                        Princeton, NJ 08543-9011   and          present       Region since 2001,       169 Portfolios
                        Age: 61                    Trustee      and 1987      and Executive Vice
                                                                to present    President since 1983
                                                                              of Fund Asset
                                                                              Management, L.P.
                                                                              ("FAM") and Merrill
                                                                              Lynch Investment
                                                                              Managers, L.P.
                                                                              ("MLIM"); President
                                                                              of Merrill Lynch
                                                                              Mutual Funds since
                                                                              1999; President of
                                                                              FAM Distributors,
                                                                              Inc. ("FAMD") since
                                                                              1986 and Director
                                                                              thereof since 1991;
                                                                              Executive Vice
                                                                              President and
                                                                              Director of
                                                                              Princeton Services,
                                                                              Inc. ("Princeton
                                                                              Services") since
                                                                              1993; President of
                                                                              Princeton
                                                                              Administrators, L.P.
                                                                              since 1988; Director
                                                                              of Financial Data
                                                                              Services, Inc. since
                                                                              1985.
                       =============================================================================================================
                       *Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM act as investment advisers. Mr. Glenn is an "interested person," as described in the
                        Investment Company Act, of the Fund based on his positions as Chairman
                        (Americas Region) and Executive Vice President of FAM and MLIM; President
                        of FAMD; Executive Vice President of Princeton Services; and President of
                        Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

====================================================================================================================================
                                                                                                          Number of
                                                                                                        Portfolios in      Other
                                                  Position(s)    Length                                  Fund Complex  Directorships
                                                     Held        of Time     Principal Occupation(s)     Overseen by      Held by
Name                         Address & Age         with Fund     Served*       During Past 5 Years         Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------
          Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
Ronald W. Forbes        P.O. Box 9011              Trustee      1987 to       Professor Emeritus          46 Funds          None
                        Princeton, NJ 08543-9011                present       of Finance, School        55 Portfolios
                        Age: 61                                               of Business, State
                                                                              University of New
                                                                              York at Albany since
                                                                              2000; and Professor
                                                                              thereof from 1989 to
                                                                              2000.
====================================================================================================================================
Cynthia A. Montgomery   P.O. Box 9011              Trustee      1995 to       Professor, Harvard          46 Funds      UnumProvi-
                        Princeton, NJ 08543-9011                present       Business School           55 Portfolios   dent Corp-
                        Age: 49                                               since 1989.                               oration and
                                                                                                                        Newell Rub-
                                                                                                                        bermaid Inc.
====================================================================================================================================
Charles C. Reilly       P.O. Box 9011              Trustee      1990 to       Self-employed               46 Funds          None
                        Princeton, NJ 08543-9011                present       financial consultant      55 Portfolios
                        Age: 70                                               since 1990.
====================================================================================================================================
Kevin A. Ryan           P.O. Box 9011              Trustee      1992 to       Founder and                 46 Funds          None
                        Princeton, NJ 08543-9011                present       currently Director        55 Portfolios
                        Age: 69                                               Emeritus of The
                                                                              Boston University
                                                                              Center for the
                                                                              Advancement of
                                                                              Ethics and Character
                                                                              and Director thereof
                                                                              from 1989 to 1999;
                                                                              Professor from 1982
                                                                              to 1999 at Boston
                                                                              University.
====================================================================================================================================
Roscoe S. Suddarth      P.O. Box 9011              Trustee      2000 to       Former President,           46 Funds          None
                        Princeton, NJ 08543-9011                present       Middle East               55 Portfolios
                        Age: 66                                               Institute from 1995
                                                                              to 2001.
====================================================================================================================================
Richard R. West         P.O. Box 9011              Trustee      1987 to       Professor of Finance        46 Funds      Bowne &
                        Princeton, NJ 08543-9011                present       since 1984, and           55 Portfolios   Co., Inc.;
                        Age: 63                                               currently Dean                            Vornado
                                                                              Emeritus of New York                      Realty Trust
                                                                              University, Leonard                       and
                                                                              N. Stern School of                        Alexander's
                                                                              Business                                  Inc.
                                                                              Administration.
====================================================================================================================================
Edward D. Zinbarg       P.O. Box 9011              Trustee      1994 to       Self-employed               46 Funds          None
                        Princeton, NJ 08543-9011                present       financial consultant      55 Portfolios
                        Age: 67                                               since 1994.
                       =============================================================================================================
                       *The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

====================================================================================================================================
                                                  Position(s)    Length
                                                     Held        of Time                     Principal Occupation(s)
Name                         Address & Age         with Fund     Served*                       During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
          Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke         P.O. Box 9011              Vice         1990 to       First Vice President of FAM and MLIM since 1997 and
                        Princeton, NJ 08543-9011   President    present       Treasurer thereof since 1999; Senior Vice President
                        Age: 42                    and          and 1999      and Treasurer of Princeton Services since 1999; Vice
                                                   Treasurer    to present    President of FAMD since 1999; Vice President of FAM
                                                                              and MLIM from 1990 to 1997; Director of Taxation of
                                                                              MLIM since 1990.
====================================================================================================================================
Robert C. Doll, Jr.     P.O. Box 9011              Senior Vice  2000 to       President of FAM and MLIM since 2001; Co-head
                        Princeton, NJ 08543-9011   President    present       (Americas Region) of FAM and MLIM from 2000 to 2002;
                        Age: 47                                               Director Princeton Services since 1999; Chief
                                                                              Investment Officer of Oppenheimer Funds, Inc. in
                                                                              1999 and Executive Vice President thereof from 1991
                                                                              to 1999.
====================================================================================================================================
Robert M. Shearer       P.O. Box 9011              Senior Vice  2001 to       First Vice President of the Investment Adviser since
                        Princeton, NJ 08543-9011   President    present       1998; Vice President of the Investment Adviser from
                        Age: 45                    and                        1997 to 1998; Vice President and Assistant Portfolio
                                                   Portfolio                  Manager at David L. Babson and Company, Inc. from
                                                   Manager                    1996 to 1997.
====================================================================================================================================
Susan B. Baker          P.O. Box 9011              Secretary    2002 to       Director (Legal Advisory) of the Manager since 1999;
                        Princeton, NJ 08543-9011                present       Vice President of the Manager from 1993 to 1999;
                        Age: 44                                               attorney associated with the Manager since 1987.
                       =============================================================================================================
                       *Officers of the Fund serve at the pleasure of the Board of Trustees.
====================================================================================================================================

Custodian

State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


                                    22 & 23

[LOGO] Merrill Lynch  Investment Managers
                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Equity Income Fund
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #10561--7/02